Exhibit 77(q)

Exhibits

(e)(1)  Amended Schedule A dated November 2010 to the Investment Management Agreement dated May 16, 2007 between ING Separate Portfolios Trust and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 5 filed July 26, 2010 and incorporated herein by reference.